Exhibit 99.1

DEBTOR(S):	Escalera Resources Co.	MONTHLY OPERATING REPORT
CHAPTER 11
CASE NUMBER:	15-22395-TBM

Form 2-A

COVER SHEET

For Period End Date:    November 30, 2016

Accounting Method:	☒	Accrual Basis	☐	Cash Basis

THIS REPORT IS DUE 21 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each Required Document:

Debtor must attach each of the following documents unless the U. S. Trustee has waived the requirement in writing.  File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived		REQUIRED REPORTS/DOCUMENTS

☒	☐	1.	Cash Receipts and Disbursements Statement (Form 2-B

☒	☐	2.	Balance Sheet (Form 2-C)

☒	☐	3.	Profit and Loss Statement (Form 2-D)

☒	☐	4.	Supporting Schedules (Form 2-E)

☒	☐	5.	Quarterly Fee Summary (Form 2-F)

☒	☐	6.	Narrative (Form 2-G)

☒	☐	7.	Bank Statements for All Bank Accounts
			(Redact all but last 4 digits of account number and remove check images)
☒	☐	8.	Bank Statement Reconciliations for all Bank Accounts

n/a		9.	Evidence of insurance for all policies renewed or replaced during month

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on:	12/30/2016	Print Name:	Adam Fenster
		Signature:	/s/ Adam Fenster
		Title:	Chief Financial Officer

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    November 1, 2016 to November 30, 2016

CASH FLOW SUMMARY

		Current Month		Accumulated

1.	Beginning Cash Balance	$6,106,252.88	(1)	$10,037,754.37	(1)

2.	Cash Receipts
	Operations	779,821.57		10,077,865.69
	Sale of Assets	0		0
	Loans/advances	0		0
	Other	0		0

	Total Cash Receipts	$779,821.57		$10,077,865.69

3.	Cash Disbursements
	Operations	906,414.38		13,881,638.39
	Debt Service/Secured loan payment	0		0
	Professional fees/U.S. Trustee fees	0		0
	Professional fees paid from retainer (e.g. COLTAF accts)	0		254,321.60
	Other	0		0

	Total Cash Disbursements	$906,414.38		$14,135,959.99

4.	Net Cash Flow (Total Cash Receipts less
	Total Cash Disbursements)	(126,592.81)		(4,058,094.30)

5.	Ending Cash Balance (to Form 2-C)	$5,979,660.07	(2)	$5,979,660.07	(2)

CASH BALANCE SUMMARY

	Financial Institution	Book Balance
Petty Cash	None	$0.00

DIP Operating Account	ANB Bank – 2000004201	5,789,373.82

DIP State Tax Account	None	0.00

DIP Payroll Account	None	0.00

Other Operating Account	None	0.00

Retainers held by professionals (i.e. COLTAF)	Per Form 2-E	190,286.25

TOTAL (must agree with Ending Cash Balance above)		$5,979,660.07	(2)

(1)	Accumulated beginning cash balance is the cash available at the commencement of the case and retainers.

Current month beginning cash balance should equal the previous month's ending balance.

(2)	All cash balances should be the same.

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    November 1,  2016 to November 30,  2016

CASH RECEIPTS DETAIL	Account No:	5792483439

 (attach additional sheets as necessary)

Date	Payer	Description	Amount
11/2/2016	Jackal Oil Company	Joint interest billing reimbursement	$18.72
11/2/2016	Anadarko Petroleum Corp.	Revenue - non-operated properties	4,911.30
11/2/2016	SM Energy	Revenue - non-operated properties	3,320.12
11/2/2016	SM Energy	Revenue - non-operated properties	4,312.95
11/2/2016	Chevron U.S.A. Inc.	Revenue - non-operated properties	1,156.01
11/2/2016	GMT Exploration Co., LLC	Revenue - non-operated properties	2,448.73
11/2/2016	Kerr-McGee Oil & Gas	Revenue - non-operated properties	173.49
11/2/2016	Continental Resources, Inc.	Revenue - non-operated properties	1,558.49
11/2/2016	HHE - AS - 2005	Revenue - non-operated properties	32.95
11/2/2016	Sheridan Production Co., LLC	Revenue - non-operated properties	146.29
11/2/2016	Statoil Oil & Gas LP	Revenue - non-operated properties	2,925.31
11/2/2016	Petro Harvester	Revenue - non-operated properties	1.31
11/2/2016	Peak Powder River Resoures LLC	Revenue - non-operated properties	114.18
11/2/2016	AETHON ENERGY OPERATING LLC	Revenue - non-operated properties	706.45
11/2/2016	Lime Rock Resources	Revenue - non-operated properties	2.57
11/4/2016	Chinn Family LTD Partnership	Joint interest billing reimbursement	1.68
11/4/2016	BreitBurn Operating LP	Revenue - non-operated properties	4,195.76
11/4/2016	URBAN OIL & GAS GROUP, LLC	Revenue - non-operated properties	701.20
11/8/2016	John Lockridge	Joint interest billing reimbursement	809.64
11/8/2016	Keith L. Mohl & Marlene Mohl,	Joint interest billing reimbursement	106.56
11/8/2016	Oasis Petroleum North America	Revenue - non-operated properties	888.09
11/8/2016	Carbon Creek Energy, LLC	Revenue - non-operated properties	837.86
11/11/2016	D. L. Carpenter	Payment of royalties/overrides - reissue	80.61
11/14/2016	Tundra Resources LLC	Joint interest billing reimbursement	131.75
11/14/2016	Cajun-Ivy Investments	Joint interest billing reimbursement	74.82
11/14/2016	Silver Creek Oil & Gas, LLC	Joint interest billing reimbursement	205.85
11/14/2016	PetroHill Resources, LLC	Joint interest billing reimbursement	53.56
11/14/2016	Thunder Oil and Gas	Joint interest billing reimbursement	12.37
11/14/2016	Black Bear Oil Corp.	Revenue - non-operated properties	2.96
11/15/2016	UPS	Refund	3.63
11/18/2016	ANB BANK	Refund	8.82
11/18/2016	XTO Energy	Revenue - non-operated properties	1,798.96
11/19/2016	ANB BANK	Refund	1.76
11/19/2016	Cimarex Energy Co.	Revenue - non-operated properties	105.34
11/19/2016	EOG Resources, Inc.	Revenue - non-operated properties	68.34
11/25/2016	ConocoPhillips Company	Revenue - non-operated properties	38,476.31
11/29/2016	Keith L. Mohl & Marlene Mohl,	Joint interest billing reimbursement	77.88
11/29/2016	HHE - AS - 2005	Joint interest billing reimbursement	26.27
11/29/2016	Jackal Oil Company	Joint interest billing reimbursement	13.13
11/29/2016	Thunder Oil and Gas	Joint interest billing reimbursement	9.88
11/29/2016	Anadarko Petroleum Corp.	Revenue - non-operated properties	5,245.21
11/29/2016	SM Energy	Revenue - non-operated properties	3,641.05
11/29/2016	Eighty-Eight Oil LLC	Revenue - non-operated properties	238.57
11/29/2016	Exxon Mobile Corporation	Revenue - non-operated properties	116.21
11/29/2016	GMT Exploration Co., LLC	Revenue - non-operated properties	2,694.11
11/29/2016	Kerr-McGee Oil & Gas	Revenue - non-operated properties	677.72

11/29/2016	K.P. Kauffman Company, Inc.	Revenue - non-operated properties	173.78
11/29/2016	EnCana Oil & Gas (USA) Inc	Revenue - non-operated properties	125.22
11/29/2016	Peak Powder River Resoures LLC	Revenue - non-operated properties	274.22
11/30/2016	Freeport-McMoRan Oil & Gas LLC	Revenue - non-operated properties	77.55
11/30/2016	Shell Trading	Revenue - non-operated properties	21,692.43
11/30/2016	Summit Energy LLC	Revenue - operated and non-operated properties	673,295.34
11/30/2016	XTO Energy	Revenue - non-operated properties	1,048.26

		Total Cash Receipts	$779,821.57	(1)

(1) Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1	Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    November 1,  2016 to November 30,  2016

CASH DISBURSEMENTS DETAIL	Account No:	5792483439

 (attach additional sheets as necessary)

Date	Check No.	Payer	Description	Amount
11/3/2016	46080	Brent Hathaway	Directors' fees	$7,500.00
11/3/2016	46081	Complete Energy Services, Inc.	Field operating expenses	5,059.44
11/3/2016	46082	Cromer Contracting Co. Inc.	Field operating expenses	4,678.00
11/3/2016	46083	Culligan, Inc.	General and administrative expenses	29.00
11/3/2016	46084	Homax Oil Sales Inc.	Field operating expenses	715.31
11/3/2016	46085	Kel-Tech, Inc.	Field operating expenses	7,652.74
11/3/2016	46086	NOV Process & Flow	Field operating expenses	7,407.75
11/3/2016	46087	Patrick R. Sheehan	Field operating expenses	700.00
11/3/2016	46088	PayFlex Systems USA, Inc.	General and administrative expenses	10,000.00
11/3/2016	46089	REDDOG Systems Inc.	General and administrative expenses	1,012.00
11/3/2016	46090	RapidScale, Inc.	General and administrative expenses	250.00
11/3/2016	46091	Rawlins Automotive, Inc.	Field operating expenses	28.72
11/3/2016	46092	Roberto Lopez-Zaragoza	Field operating expenses	43.39
11/3/2016	46093	Rocky Mountain Power	Field operating expenses	122,300.35
11/3/2016	46094	Rose Cowhey	General and administrative expenses	184.95
11/3/2016	46095	Roy G. Cohee	Directors' fees	7,500.00
11/3/2016	46096	Sky Blue Enterprises, Inc.	Field operating expenses	1,979.59
11/3/2016	46097	Summit Scientific	Field operating expenses	30.00
11/3/2016	46098	Support.com, Inc.	General and administrative expenses	368.25
11/3/2016	46099	Taylor Simonton	Directors' fees	7,500.00
11/3/2016	46100	True Value of Rawlins	Field operating expenses	12.69
11/3/2016	46101	Winchester Well Service, Inc.	Field operating expenses	763.20
11/3/2016	46102	Zedi	Field operating expenses	3,969.40
11/10/2016	46103	All American Records	General and administrative expenses	165.92
11/10/2016	46104	Baggs Solid Waste Disposal Dis	Field operating expenses	775.00
11/10/2016	46105	Barry W. Spector	Legal fees - Debtor	125.00
11/10/2016	46106	BreitBurn Operating LP	Joint interest billing payment	3,858.14
11/10/2016	46107	CSI Compressco Inc.	Field operating expenses	17,111.71
11/10/2016	46108	Cassidy Mikesell, D.B.A	Field operating expenses	5,860.00
11/10/2016	46109	Complete Energy Services, Inc.	Field operating expenses	7,918.73
11/10/2016	46110	DNOW03	Field operating expenses	4,443.48
11/10/2016	46111	Davis Construction	Field operating expenses	546.70
11/10/2016	46112	Davis Family Inc.	Field operating expenses	2,460.15
11/10/2016	46113	Dubois Telephone Exchange	Field operating expenses	238.14
11/10/2016	46114	EON Office	General and administrative expenses	316.12
11/10/2016	46115	GTT Communications, Inc	General and administrative expenses	759.74
11/10/2016	46116	Homax Oil Sales Inc.	Field operating expenses	1,399.30
11/10/2016	46117	KLX Energy Services LLC	Field operating expenses	8,397.85
11/10/2016	46118	Kel-Tech, Inc.	Field operating expenses	4,954.18
11/10/2016	46119	Konica Minolta	General and administrative expenses	616.31
11/10/2016	46120	NOV Process & Flow	Field operating expenses	1,590.00
11/10/2016	46121	Nathan Habel	Field operating expenses	369.53
11/10/2016	46122	Natrona County Treasurer	Payment of taxes	629.91

11/10/2016	46123	Office of State Lands & Invest	Payment of royalties/overrides	5,443.12
11/10/2016	46124	Oil & Gas Conservation Comm.	Payment of taxes	342.16
11/10/2016	46125	PMI, Inc.	Field operating expenses	111.00
11/10/2016	46126	Powder River Energy Group	Field operating expenses	407.66
11/10/2016	46127	Rawlins Automotive, Inc.	Field operating expenses	71.83
11/10/2016	46128	Rosemont WTC Denver	General and administrative expenses	7,500.00
11/10/2016	46129	Shelco	Joint interest billing payment	1,733.41
11/10/2016	46130	Skyline Motors Inc.	Field operating expenses	1,251.26
11/10/2016	46131	Tin Boy Garage, LLC	Field operating expenses	42.40
11/10/2016	46132	Union Telephone Company	Field operating expenses	821.27
11/10/2016	46133	United Site Services of NV,Inc	Field operating expenses	1,869.89
11/10/2016	46134	Verizon Wireless	Field operating expenses	75.49
11/10/2016	46135	Weatherford Art. Lift Systems	Field operating expenses	21,154.10
11/10/2016	46136	Winchester Well Service, Inc.	Field operating expenses	7,340.35
11/11/2016	46137	Anne Wilcoxson	Payment of royalties/overrides	191.93
11/11/2016	46138	Belinda R. Ervin	Payment of royalties/overrides	95.97
11/11/2016	46139	Charlene A. Carpenter	Payment of royalties/overrides	163.79
11/11/2016	46140	Corinthian Believer Fellowship	Payment of royalties/overrides	767.74
11/11/2016	46141	D. L. Carpenter	Payment of royalties/overrides	80.61
11/11/2016	46142	Fritz I. Merback	Payment of royalties/overrides	30.67
11/11/2016	46143	Janice Bacon Walker	Payment of royalties/overrides	191.93
11/11/2016	46144	Kfrt	Payment of royalties/overrides	68.25
11/11/2016	46145	Lubnau, LLC	Payment of royalties/overrides	161.23
11/11/2016	46146	M. G. Cook	Payment of royalties/overrides	80.61
11/11/2016	46147	Mark Merback	Payment of royalties/overrides	30.67
11/11/2016	46148	Mullinnix LLC	Payment of royalties/overrides	699.49
11/11/2016	46149	Paula Kay Herzog	Payment of royalties/overrides	95.97
11/11/2016	46150	Ricki Jo Eslinger	Payment of royalties/overrides	30.67
11/11/2016	46151	Wesley R. Clark	Payment of royalties/overrides	191.93
11/11/2016	46152	William C. Eiland	Payment of royalties/overrides	383.87
11/16/2016	46153	U. S. Trustee	Bankruptcy fees	3,250.00
11/23/2016	46154	Powder River Energy Group	Field operating expenses	285.84
11/28/2016	46155	Adam Fenster	General and administrative expenses	205.47
11/28/2016	46156	Alsco	Field operating expenses	789.63
11/28/2016	46157	Anadarko E&P Onshore LLC	Joint interest billing payment	2,703.47
11/28/2016	46158	Bayswater Exploration & Prod	Joint interest billing payment	4.14
11/28/2016	46159	Bluegrass Southern Cross, LLC	Joint interest billing payment	236.00
11/28/2016	46160	BreitBurn Operating LP	Joint interest billing payment	4,690.65
11/28/2016	46161	Burlington Resources	Joint interest billing payment	31,706.87
11/28/2016	46162	Chaco Energy Co.	Joint interest billing payment	326.81
11/28/2016	46163	Chevron USA, Inc.	Joint interest billing payment	992.22
11/28/2016	46164	Complete Energy Services, Inc.	Field operating expenses	334.10
11/28/2016	46165	Computershare Trust Co, Inc.	General and administrative expenses	792.90
11/28/2016	46166	Continental Resources, Inc.	Joint interest billing payment	176.31
11/28/2016	46167	Davis Family Inc.	Field operating expenses	518.83
11/28/2016	46168	EON Office	General and administrative expenses	318.09
11/28/2016	46169	EnerCom, Inc.	General and administrative expenses	787.50
11/28/2016	46170	Francotyp-Postalia, Inc.	General and administrative expenses	581.31

11/28/2016	46171	Homax Oil Sales Inc.	Field operating expenses	1,410.02
11/28/2016	46172	IHS Global Inc.	General and administrative expenses	2,586.29
11/28/2016	46173	KLX Energy Services LLC	Field operating expenses	3,969.70
11/28/2016	46174	Kel-Tech, Inc.	Field operating expenses	5,284.34
11/28/2016	46175	Kerr McGee Oil & Gas Onshore	Joint interest billing payment	27.19
11/28/2016	46176	Linn Energy LLC	Joint interest billing payment	67.18
11/28/2016	46177	Medallion Ventures Phase I	Field operating expenses	11,279.61
11/28/2016	46178	Montex Drilling Company	Joint interest billing payment	972.06
11/28/2016	46179	Neofirma, Inc.	General and administrative expenses	1,811.00
11/28/2016	46180	PRE Resources Rockies, L.P.	Joint interest billing payment	767.02
11/28/2016	46181	Roberto Lopez-Zaragoza	Field operating expenses	68.24
11/28/2016	46182	Rocky Mountain Oilfield Whse	Field operating expenses	131.22
11/28/2016	46183	Ron's Contract Pumping Serv.	Field operating expenses	603.00
11/28/2016	46184	SM Energy	Joint interest billing payment	1,447.18
11/28/2016	46185	Samson Resources Company	Joint interest billing payment	78.16
11/28/2016	46186	Shelco	Joint interest billing payment	1,419.05
11/28/2016	46187	Skyline Motors Inc.	Field operating expenses	2,154.88
11/28/2016	46188	Source Equipment	Field operating expenses	949.76
11/28/2016	46189	Support.com, Inc.	General and administrative expenses	2,193.00
11/28/2016	46190	The Buckner Company	General and administrative expenses	59,992.00
11/28/2016	46191	True Value of Rawlins	Field operating expenses	33.91
11/28/2016	46192	United Site Services of NV,Inc	Field operating expenses	573.98
11/28/2016	46193	United Supply of the Rockies	Field operating expenses	453.81
11/28/2016	46194	Warren Resources, Inc.	Joint interest billing payment	126,158.16
11/28/2016	46195	Whiting Oil & Gas Corp.	Joint interest billing payment	1.42
11/28/2016	46196	Winchester Well Service, Inc.	Field operating expenses	49,595.94
11/28/2016	46197	XTO Energy	Joint interest billing payment	2,576.58
11/28/2016	46198	Zavanna, LLC	Joint interest billing payment	1,547.82
11/3/2016	debit card	Winn-Marion Barber, LLC	Field operating expenses	1,218.44
11/1/2016	debit card	Colorado Secretary of State	General and administrative expenses	100.00
11/3/2016	debit card	Digi-Key	Field operating expenses	44.91
11/11/2016	debit card	Oklahoma Tax Commission	General and administrative expenses	103.95
11/1/2016	debit card	Anixter	Field operating expenses	208.36
11/1/2016	debit card	UPS	General and administrative expenses	20.23
11/1/2016	debit card	UPS	General and administrative expenses	28.03
11/7/2016	debit card	UPS	General and administrative expenses	10.50
11/1/2016	debit card	Towne Park	General and administrative expenses	922.99
11/2/2016	debit card	SPL, Inc.	General and administrative expenses	570.00
11/7/2016	debit card	CED Inc.	Field operating expenses	970.32
11/14/2016	debit card	Amazon	Field operating expenses	209.99
11/5/2016	debit card	UPS	General and administrative expenses	34.33
11/18/2016	debit card	Microsoft	General and administrative expenses	53.87
11/9/2016	debit card	CED Inc.	Field operating expenses	80.14
11/8/2016	debit card	Kilburn Tire Co., Inc.	Field operating expenses	1,139.31
11/19/2016	debit card	UPS	General and administrative expenses	104.10
11/19/2016	debit card	UPS	General and administrative expenses	13.46
11/15/2016	debit card	Secretary of State	General and administrative expenses	650.00
11/30/2016	debit card	Start Meeting	General and administrative expenses	26.90
11/28/2016	debit card	Comcast	General and administrative expenses	141.00
11/17/2016	debit card	Start Meeting	General and administrative expenses	6.95
11/10/2016	debit card	SupplyHouse	General and administrative expenses	189.95
11/4/2016	wire	Discovery	Company Payroll - 11/04	75,703.03

11/11/2016	wire	Wyoming Depart of Revenue	Payment of taxes	41,018.10
11/18/2016	wire	Discovery	Company Payroll - 11/18	67,780.55
11/30/2016	wire	Office of Natural Resources	Payment of royalties/overrides	84,562.35

			Total Cash Disbursements	$906,414.38	(1)

(1) Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1	Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended:    November 30,  2016

ASSETS		Current Month	Petition Date (1)
Current Assets:
Cash (from Form 2-B, line 5)		$5,979,660	$10,037,754
Accounts Receivable (from Form 2-E)		1,054,785	1,843,543
Receivable from Officers, Employees, Affiliates		(391,231)	408,716
Inventory		2,109,438	1,995,798
Other Current Assets :(List)	Cash held in escrow	283,264	303,393
	Prepaid expenses and deposits	285,081	709,197
	Hedge-related current assets	-	203,570
Total Current Assets		$9,320,997	$15,501,971

Fixed Assets (at cost):
Land		$1,169,013	$1,169,011
Building		-	-
Equipment, Furniture and Fixtures		166,387,531	166,099,098
Total Fixed Assets		167,556,544	167,268,109
Less: Accumulated Depreciation		(115,641,071)	(107,050,551)
Net Fixed Assets		$51,915,473	$60,217,558

Other Assets (List):	Investment in Eastern Washakie	5,272,518	5,272,518
	Other assets	204,484	104,484
TOTAL ASSETS		$66,713,472	$81,096,531

LIABILITIES
Post-petition Accounts Payable (from Form 2-E)		$1,346,756	$2,548
Post-petition Accrued Professional Fees (from Form 2-E)		510,727	-
Post-petition Taxes Payable (from Form 2-E)		558,878	-
Post-petition Notes Payable		-	-
Other Post-petition Payable(List):	Accrued revenue payable	207,728	-
	Other accrued liabilities and expenses	602,328	-
Total Post Petition Liabilities		3,226,417	$2,548

Pre Petition Liabilities:
Secured Debt		40,998,808	42,874,598
Priority Debt		111,279	178,428
Unsecured Debt		10,690,954	11,429,928
Total Pre Petition Liabilities		51,801,041	54,482,954

TOTAL LIABILITIES		$55,027,458	$54,485,502

OWNERS' EQUITY
Owner's/Stockholder's Equity		$82,996,569	$82,996,569
Retained Earnings – Prepetition		(56,390,659)	(56,385,540)
Retained Earnings - Post-petition		(14,919,896)	-
TOTAL OWNERS' EQUITY		$11,686,014	$26,611,029

TOTAL LIABILITIES AND OWNERS' EQUITY		$66,713,472	$81,096,531

(1) Petition date values are taken from the Debtor's balance sheet as of the petition date or are the values
listed on the Debtor's schedules.	REV 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-D

PROFIT AND LOSS STATEMENT

For Period:    November 1,  2016 to November 30,  2016

	Current Month	Accumulated Total (1)

Gross Operating Revenue	$591,573	$8,641,692
Less: Discounts, Returns and Allowances	0	0

Net Operating Revenue	$591,573	$8,641,692

Cost of Goods Sold	724,592	9,965,147

Gross Profit	$(133,019)	$(1,323,455)

Operating Expenses:
Officer Compensation	$84,432	$633,636
Selling, General and Administrative	32,382	1,402,049
Rents and Leases	7,500	127,663
Depreciation, Depletion and Amortization	678,872	8,590,521
Other (list):	0	0
	0	0

Total Operating Expenses	$803,186	$10,753,869

Operating Income (Loss)	$(936,205)	$(12,077,324)

Non-Operating Income and Expenses
Other Non-Operating Expenses	$0	$0
Gains (Losses) on Sale of Assets	0	(217,122)
Interest Income	47	3,737
Interest Expense	(39,406)	(907,598)
Other Non-Operating Income	0	0

Net Non-Operating Income or (Expenses)	$(39,359)	$(1.120,983)

Reorganization Expenses
Legal and Professional Fees	$94,588	$1,680,578
Other Reorganization Expense	3,250	41,011

Total Reorganization Expenses	$97,838	$1,721,589

Net Income (Loss) Before Income Taxes	$(1,073,402)	$(14,919,896)

Federal and State Income Tax Expense (Benefit)	0	0

NET INCOME (LOSS)	$(1,073,402)	$(14,919,896)

(1) Accumulated Totals include all revenue and expenses since the petition date.
REV 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-E (Page 1 of 2)

SUPPORTING SCHEDULES

For Period:    November 1,  2016 to November 30,  2016

Summary of Post-Petition Taxes
	1	2	3	4
Type of tax	Unpaid post-petition taxes from prior reporting month(1)	Post-petition taxes accrued this month (new obligations)	Post-petition tax payments made this reporting month	Unpaid post-petition taxes at end of reporting month (columns 1+2-3)
Federal
Employee income tax withheld	$ -	15,149	(15,149)	$ -
Employee FICA taxes withheld	$ -	6,294	(6,294)	$ -
Employer FICA taxes	$ -	6,476	(6,476)	$ -
Unemployment taxes	$ -			$ -
Other:____________________	$ -			$ -
State
Sales, use & excise taxes	$ -			$ -
Unemployment taxes	$ -			$ -
Other:_state income tax withheld	$ -	2,522	(2,522)	$ -
Local
Personal property taxes	$ 439,363	49,255	(630)	$ 487,988
Real property taxes	$ -			$ -
Other:_Severance, Conservation and Occupational Taxes	$ 86,339	25,989	(41,438)	$ 70,889
			Total unpaid post-petition taxes	$ 558,878
(1) For first report, the beginning balance in column 1 will be $0; thereafter, beginning balance will be ending balance from prior report.

Insurance Coverage Summary
Type of insurance	Insurance carrier	Coverage amount	Policy expiration date	Premium paid through date
Workers' compensation - CO	American Zurich	1,000,000	4/1/2017	Paid with each payroll
Workers' compensation - WY	State of WY	WY statutory limits	11/19/2016	Paid with each payroll
General liability	St Paul Fire and Marine	2,000,000	10/1/2017	4/1/2017
Property (fire, theft, etc.)
Vehicle	St Paul Fire and Marine	1,000,000	10/1/2017	4/1/2017
Other (list): Umbrella	St Paul Fire and Marine	10,000,000	10/1/2017	4/1/2017
Other (list): D&O	National Union Fire	15,000,000	7/1/2016	EXPIRED
If any policies were renewed or replaced during reporting period, attach new certificate of insurance.

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-E (Page 2 of 2)

SUPPORTING SCHEDULES

For Period:    November 1,  2016 to November 30,  2016

Accounts Receivable Aging Summary (attach detailed aging report)
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Pre-petition receivables				42,557	42,557
Post-petition receivables	887,109	50,460	408	74,250	1,012,227
Total	887,109	50,460	408	116,807	1,054,785

Post-Petition Accounts Payable Aging Summary (attach detailed aging report)
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Trade Payables	414,822	162,941	36,552	732,441	1,346,756
Other Payables
Total	414,822	162,941	36,552	732,441	1,346,756

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS
	Month-end	Current	Paid in
	Retainer	Month's	Current	Court Approval	Month-end
	Balance	Accrual	Month	Date	Balance Due *
Debtor's Counsel		$ 18,851			$ 107,085
Counsel for Unsecured
Creditors' Committee		$ 1,167			$ 68,833
Trustee's Counsel
Accountant					$ 4,625
Creditor Counsel	$ 190,286	$ 33,043			$ 163,043
Creditor Advisors					$ 96,226
Other:		$ 41,837	($125)		$ 70,915
Total	$ 190,286	$ 94,898	($125)		$ 510,727
*Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**
Payee Name	Position		Nature of Payment		Amount
Adam Fenster	Chief Financial Officer		Compensation - 11/14, 11/18		15,384
Gary Grinsfelder	Chief Operating Officer (thru 11/4)		Compensation - 11/4		7,692
Brent Hathaway	Director		Quarterly Directors' fees		7,500
Roy G. Cohee	Director		Quarterly Directors' fees		7,500
Taylor Simonton	Director		Quarterly Directors' fees		7,500

**List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer, or director.

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-F

QUARTERLY FEE SUMMARY *

For Month Ended:           November 30,  2016

			Cash		Quarterly		Date
Month	Year		Disbursements **		Fee Due	Check No.	Paid

January	2016	$	$ 1,537,156
February	2016		$ 933,669
March	2016		$ 1,103,173

TOTAL 1st Quarter		$	$ 3,573,997		$10,400	45336	April 22, 2016

April	2016	$	$ 784,908
May	2016		$ 1,126,798
June	2016		$ 1,040,299

TOTAL 2nd Quarter		$	$ 2,952,005		$9,750	45707	July 21, 2016

July	2016	$	$ 614,602
August	2016		$ 931,191
September	2016		$ 1,006,237
					$6,500	46058	October 21, 2016
TOTAL 3rd Quarter		$	$ 2,552,030		$3,250	46153	November 16, 2016

October		$	$ 783,291
November			$ 906,414
December			$ 0

TOTAL 4th Quarter		$	$ 1,689,705	$

FEE SCHEDULE (as of NOVEMBER 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)
Quarterly Disbursements		Fee			Quarterly Disbursements		Fee
$0 to $14,999.....................		$ 325			$1,000,000 to $1,999,999....................		$ 6,500
$15,000 to $74,999.............		$ 650			$2,000,000 to $2,999,999...................		$ 9,750
$75,000 to $149,999.............		$ 975			$3,000,000 to $4,999,999.....................		$ 10,400
$150,000 to $224,999.........		$ 1,625			$5,000,000 to $14,999,999 …….		$ 13,000
$225,000 to $299,999..........		$ 1,950			$15,000,000 to $29,999,999….		$ 20,000
$300,000 to $999,999.........................		$ 4,875			$30,000,000 or more		$ 30,000

* This summary is to reflect the current calendar year's information cumulative to the end of the reporting period

** Should agree with line 3, Form 2-B.  Disbursements are net of transfers to other debtor in possession bank accounts

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-G

NARRATIVE

For Period Ended:    November 30,  2016

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred subsequent to the report date.

During the period from November 1st through November 30th, for presentation purposes on the accompanying Profit and Loss Statement (Form 2- D), the Debtor reclassified $61,356 from Selling, General and Administrative expense to Officer Compensation expense for officer compensation recorded in the months of September and October 2016 that was previously reported as Selling, General and Administrative expense. The Debtor did not recognize any other material unusual or non-recurring accounting transaction in the accompanying financial statements.

The Debtor continues discussions with the secured lenders about their desired plans to move forward, which may include reorganizing in a manner similar to the Plan previously submitted, but with a parallel process for possible sale of the Debtor’s assets. Once agreement has been reached regarding such plans, the Debtor will file a new Plan based on the one already submitted. In the interim, the Debtor continues to operate normally. As noted below, the Debtor has engaged an investment bank to assist in exploring the potential sale of the Debtor’s assets.

On October 26, 2016, the Official Committee of Unsecured Creditors (the “Committee”) filed a motion to have a trustee appointed in the Debtor’s bankruptcy case based on the Committee’s perception that no progress was being made in the case. On November 16, 2016, the Debtor filed its objection to the Committee’s motion, for among other reasons, due to lack of cause necessary to have a trustee appointed. The Committee has not moved to set a hearing on the motion.

On November 11, 2016, Warren Resources, Inc., and certain of its affiliates (collectively, “Warren”), the operator of certain of the Debtor’s natural gas property interests, filed a motion for relief from automatic stay relating to a gas transportation agreement (the “GTA”) with the Debtor. Warren is seeking to exercise its rights under the GTA, including termination of the agreement. Concurrently, Warren filed a companion motion for allowance of an administrative expense for the amounts it claims it is owed under the GTA. On December 1, 2016, the Debtor filed its objections to both of Warren’s motions, for among other reasons, that the Debtor is still in the process of determining what is in its (and its creditors) best interests as it relates to whether the GTA should be assumed, rejected or terminated. The Debtor also contests the amounts claimed by Warren. On December 8, 2016, the Court approved an interim agreement between the Debtor and Warren, which provides for the payment of certain amounts under the GTA by the Debtor to Warren. An evidentiary hearing relating to this matter has been scheduled for April 13, 2017.

On November 27, 2016, DNOW filed a motion for immediate payment of its allowed administrative expense claim. The Debtor filed its objection to the motion on December 14, 2016. A preliminary hearing on the matter is set for January 17, 2017.

Other significant events after the close of the reporting period:

On December 14, 2016, the Debtor filed a motion with the Court to have Seaport Global Securities, LLC approved as investment bankers to assist the Debtor in exploring the sale of its assets.

Rev. 1/15/14